Share capital and share premium	6 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
Share capital and share premium

24.	Share capital and share premium

At 30 June 2026, the Company had 3,297,510 Class A Ordinary Shares of $0.0035 each in issue (31 December 2025: 2,288,291), together with 4,171,327 convertible preferred shares issued in November 2024 in connection with the acquisition of QIND. The conversion of the preferred shares into Class A Ordinary Shares was approved by shareholders on 8 June 2026 and will occur upon clearance of an initial listing application with Nasdaq.

	Number of ordinary shares	Share capital	Share premium
	#	€’000	€’000
At 1 January 2026	2,288,291	9	242,004
Conversion of $3.50 warrants - January 2026	-	-	28
Exercise of $3.50 warrants - January 2026	57,428	-	279
Element advisory agreements - advisory and milestone fees	95,000	-	267
February 2026 PIPE	577,124	2	94
Exercise of pre-funded warrants - March 2026	208,238	1	400
Exercise of service warrants	71,429	-	225
At 30 June 2026	3,297,510	12	243,297

Other equity reserve

The other equity reserve comprises equity-classified warrants and pre-funded warrants, including those issued under the February 2026 PIPE and the element advisory agreements, the convertible note reserve, and changes in the Group’s ownership interest in QIND that did not result in a loss of control (IFRS 10.23).

Foreign currency translation reserve

The foreign currency translation reserve comprises exchange differences arising on the translation of the financial statements of foreign operations whose functional currency is not the euro, principally QIND, including the goodwill and fair value adjustments arising on its acquisition. The reserve was a debit balance of €1,318k at 30 June 2026 (31 December 2025 restated: €1,647k).